Exhibit 10.1

AMENDMENT NUMBER 6 TO LOAN DOCUMENTS

THIS AMENDMENT NUMBER 6 TO LOAN DOCUMENTS (this “Sixth Amendment”), is entered into as of November 3, 2009, by and among GVEC RESOURCE IV INC. (“Agent”), as Agent and as a Lender, EMRISE CORPORATION, a Delaware corporation (“Parent”), and Parent’s Subsidiaries that are signatories hereto (collectively with Parent, “Borrowers”).

W I T N E S S E T H

WHEREAS, Borrowers, Agent and the Lenders named therein are parties to that certain Credit Agreement, dated as of November 30, 2007, as amended by that certain Amendment Number 1 to Loan Documents, dated August 20, 2008, that certain Amendment Number 2 to Loan Documents, dated February 12, 2009, that certain Forbearance Agreement and Amendment Number 3 to Loan Documents, dated March 20, 2009 (as amended by that certain Amendment to Forbearance Agreement and Amendment Number 3 to Loan Documents, dated April 9, 2009), that certain Amendment Number 4 to Loan Documents, dated April 14, 2009, and that certain Amendment Number 5 to Loan Documents, dated August 14, 2009 (as further amended, restated, supplemented, or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend certain provisions of the Credit Agreement as more fully set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Documents as follows:

1.                                       DEFINITIONS.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.                                       AMENDMENT TO CREDIT AGREEMENT.

(a)                                  Schedule 1.1 of the Credit Agreement is amended by the addition or amendment and restatement, as applicable, of the following definitions:

“Combined Capital Base” shall mean the sum of (i) Stockholders’ Equity and (ii) Subordinated Debt.

“EBITDA” means, with respect to any fiscal period, Parent’s and its Subsidiaries’ consolidated net earnings (or loss), excluding any non-cash gain or loss associated with the change in fair value of warrants, minus interest income and extraordinary gains (including gains on sale of assets) plus interest expense, Income Tax Expense, depreciation, and amortization, in each case, as determined in accordance with GAAP.

“Sixth Amendment” means that certain Amendment Number 6 to Loan Documents, dated as of November 3, 2009, by and among Borrowers, Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 of the Sixth Amendment has been satisfied.

(b)                                 Section 2.2(c) of the Credit Agreement is amended and restated as follows:

“(c)                            All amounts outstanding under the Terms Loans shall constitute Obligations. No portion of the Term Loans which is repaid or prepaid may be reborrowed. The Term Loans shall be repaid in installments as set forth in the tables set forth in subsections (d) and (e) below; provided, however, that the outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loans shall be due and payable on the Maturity Date (as defined in Section 3.3(a)) or such earlier date of termination of this Agreement, whether by prepayment, or by acceleration.”

(c)                                  Section 2.2(d) of the Credit Agreement is amended and restated as follows:

“(d)                           Subject to subsection (c) above, the principal of Term Loan A shall be repaid in installments as follows:

(i)                                     on November 1, 2009, an installment of $25,000;

(ii)                                  on December 1, 2009, an installment of $65,000; and

(iii)                               commencing on January 1, 2010, and continuing on the first day of each of the 5 consecutive months thereafter, equal installments of $120,000.”

(d)                                 Section 2.2(e) of the Credit Agreement is amended and restated as follows:

“(e)                            Subject to subsection (c) above, the principal of Term Loan B shall be repaid in installments as follows:

(i)                                     on November 1, 2009, an installment of $75,000;

(ii)                                  on December 1, 2009, an installment of $85,000; and

(iii)                               commencing on January 1, 2010, and continuing on the first day of each of the 5 consecutive months thereafter, equal installments of $166.666.67.”

(e)                                  Section 3.3 of the Credit Agreement is amended and restated as follows:

“(a)                            This Agreement shall continue in full force and effect for a term ending on June 30, 2010 (the “Maturity Date”), unless terminated earlier in accordance with the terms of this Agreement.  The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement pursuant to Section 8.1.

(b)                                 Notwithstanding the provisions of subsection (a), all Obligations (other than the principal amount of the Term Loans), including accrued interest to the date of principal payment, shall be due and payable no later than June 30, 2010 (the “Revolver Maturity Date”).”

(f)                                    Section 6.16(a) of the Credit Agreement is amended and restated as follows:

“(a)                            Minimum EBITDA.  Fail to achieve EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Period	Minimum Amount
For Borrowers’ fiscal quarter ending in September 2009	$250,000
For Borrowers’ fiscal quarter ending in December 2009	$550,000
For Borrowers’ fiscal quarter ending in March 2010	$1,450,000	”

(g)                                 Section 6.16(b) of the Credit Agreement is amended and restated as follows:

“(b)                           [RESERVED]”

(h)                                 Section 6.16(c) of the Credit Agreement is amended and restated as follows:

“(c)                            Maximum Leverage Ratio.  Fail to achieve a Leverage Ratio, measured quarterly at the end of each calendar quarter, of not greater than the amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Period	Maximum Ratio
For Borrowers’ fiscal quarter ending in September 2009	1.70:1.00
For Borrowers’ fiscal quarter ending in December 2009	1.50:1.00
For Borrowers’ fiscal quarter ending in March 2010	1.40:1.00”

(i)                                     Section 6.16(d) of the Credit Agreement is amended and restated as follows:

“(d)                           Minimum Liquidity. Fail to achieve a minimum Liquidity, measured quarterly at the end of each calendar quarter, of not less than the amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Period	Minimum Amount
For Borrowers’ fiscal quarter ending in December 2009	$2,800,000
For Borrowers’ fiscal quarter ending in March 2010	$2,700,000	”

3.                                       CONDITIONS PRECEDENT TO THIS SIXTH AMENDMENT.  The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Sixth Amendment and each and every provision hereof:

(a)                                  The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)                                 No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the Sixth Amendment Effective Date;

(c)                                  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, any Lender or any of their Affiliates;

(d)                                 Borrowers have paid to Private Equity Management Group, Inc. (“PEMG”), in immediately available funds, an amount equal to $100,000 as required by Section 4 of this Sixth Amendment; and

(e)                                  No Material Adverse Change shall have occurred.

4.                                       ADVISORY FEE.  For PEMG’s advice in connection with this Sixth Amendment the Borrowers shall pay to PEMG, in immediately available funds, (i) an amount equal to $100,000 on the Sixth Amendment Effective Date and (ii) an amount equal to $100,000 on the earlier of (x) March 31, 2010; or (y) the repayment in full of the Obligations.  The foregoing payments represent an advisory fee which is fully earned as of the Sixth Amendment

Effective Date and no portion of such advisory fee shall be refundable for any reason, or applied to the outstanding balance of the Term Loans or any other amounts owing under the Credit Agreement.

5.                                       CONSTRUCTION.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.                                       ENTIRE AMENDMENT; EFFECT OF SIXTH AMENDMENT.  This Sixth Amendment, and the terms and provisions hereof, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except as expressly set forth in this Sixth Amendment, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Sixth Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Sixth Amendment shall control.  This Sixth Amendment is a Loan Document.

7.                                       COUNTERPARTS; TELEFACSIMILE EXECUTION.  This Sixth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Sixth Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Sixth Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Sixth Amendment.  Any party delivering an executed counterpart of this Sixth Amendment by telefacsimile also shall deliver an original executed counterpart of this Sixth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Sixth Amendment.

8.                                       MISCELLANEOUS.

(a)                                  Upon the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Sixth Amendment.

(b)                                 Upon the effectiveness of this Sixth Amendment, each reference in the Loan Documents to the “Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Sixth Amendment.

[signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be executed and delivered on the date first written above.

EMRISE CORPORATION		EMRISE ELECTRONICS CORPORATION

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: Chief Executive Officer		Title: President

CXR LARUS CORPORATION		RO ASSOCIATES INCORPORATED

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: President		Title: President

CUSTOM COMPONENTS, INC.		ADVANCED CONTROL COMPONENTS, INC.

By:	/s/ Carmine T. Oliva	By:	/s/ Carmine T. Oliva
Name: Carmine Oliva		Name: Carmine Oliva
Title: President		Title: President

GVEC RESOURCE IV INC.,
as Agent and a Lender

		By:	/s/ signature illegible
Name:
Title: Authorized Signatory

		By:	/s/ signature illegible
Name:
Title: Authorized Signatory